UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2010

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 21, 2010, UnitedHealth Group Incorporated (the “Company”) issued a press release announcing its fourth quarter and full year 2009 results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The press release contains the following non-GAAP financial measures:

1.	adjusted fourth quarter 2008 earnings from operations, operating cost ratio, operating margin, and net margin, each of which excludes a pre-tax operating cost charge for the settlement of class action litigation related to reimbursement for out-of-network medical services and a pre-tax reduction in operating costs for insurance recoveries and legal fees related to various matters;

2.	adjusted full year 2008 earnings from operations, operating cost ratio, operating margin, net margin, and income tax rate, each of which excludes the following items:

•	the items discussed in 1 above;

•	a pre-tax operating cost charge for the settlement of two class action lawsuits related to the Company’s historical stock option practices (the “Option Practices Actions”) and related legal costs;

•	a pre-tax operating cost charge for employee severance related to operating cost reduction initiatives and other items; and

•	a pre-tax reduction in operating costs for proceeds from the sale of certain assets and membership in the individual Medicare Advantage business in Nevada in May 2008;

3.	adjusted full year 2008 cash flows from operations, which excludes net cash payments for the settlement of the Option Practices Actions; and

4.	adjusted full year 2009 medical costs days payable, which excludes an increase in medical costs days payable from the acquisition of Health Net’s Northeast commercial Medicare and Medicaid businesses in December 2009.

The most directly comparable GAAP financial measures to these non-GAAP measures are as follows:

Fourth quarter 2008 earnings from operations	$1.3 billion
Fourth quarter 2008 operating cost ratio	17.0%
Fourth quarter 2008 operating margin	6.3%
Fourth quarter 2008 net margin	3.5%
Full year 2008 earnings from operations	$5.3 billion
Full year 2008 operating cost ratio	16.1%
Full year 2008 operating margin	6.5%
Full year 2008 net margin	3.7%
Full year 2008 income tax rate	35.6%
Full year 2008 cash flows from operations	$4.2 billion
Full year 2009 medical costs days payable	54 days

Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are attached to the press release.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated January 21, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Christopher J. Walsh
Christopher J. Walsh
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 21, 2010

5